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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 5, 2003


                         AMERICAN BIO MEDICA CORPORATION
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)
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
           New York                                 0-28666                              14-1702188
-------------------------------            ------------------------         ------------------------------------
(State or Other Jurisdiction of            (Commission File Number)         (IRS Employer Identification Number)
        Incorporation)

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                  122 Smith Road, Kinderhook, NY            12106
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (800) 227-1243





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ITEM 5. OTHER MATTERS

         On February 5, 2003, Daniel W. Kollin was appointed to the Registrant's Board of Directors. Mr. Kollin is a principal of BioMed Capital Group Ltd, a firm that offers strategic and business advisory services, based in Fairfield, New Jersey. Mr. Kollin was also appointed to the Registrant's Nominating Committee.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (c)     Exhibits.

                  The following exhibits are filed with this report on Form 8-K:

                  99.1 American Bio Medica Corporation press release dated
                       February 12, 2003.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AMERICAN BIO MEDICA CORPORATION
                                             (Registrant)


Dated:  February 12, 2003                 By:  /s/ Keith E. Palmer
                                               ------------------------------
                                               Keith E. Palmer
                                               Chief Financial Officer


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                                  Exhibit Index


Exhibit No.              Description                                  Page No.
-----------              -----------                                  --------


  99.1                   American Bio Medica Corporation press           5
                         release dated February 12, 2003.